[DESCRIPTION]   FORM 8-K
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 30, 1996
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                      NATIONWIDE HEALTH PROPERTIES, INC.
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               (Exact name of registrant as specified in charter)


   Maryland                         1-9028                       95-3997619
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(State or other                   (Commission                   (IRS employer
jurisdiction of                   file number)                 identification
incorporation)                                                 number)


        4675 MacArthur Court, Suite 1170, Newport Beach, CA  92660-6429
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                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 251-1211
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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1.1       Distribution Agreement, dated January 30, 1996, among the Registrant,
          Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     NATIONWIDE HEALTH PROPERTIES, INC.



Date: January 30, 1996               By:   /s/ Mark L. Desmond
                                          --------------------------
                                     Name:  Mark L. Desmond
                                     Title:  Vice President and Treasurer
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                                 EXHIBIT INDEX
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Exhibit
  No.                 Description
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  1.1          Distribution Agreement, dated January 30, 1996, among the
               Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co.